UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): April 30, 2014

Ecrypt Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Colorado	000-1449574	32-0201472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4750 Table Mesa Drive Boulder, Colorado 80305
(Address of principal executive offices)

Registrant’s telephone number, including area code:  1.866.204.6703

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 1.02

TERMINATION OF MATERIAL DEFINATIVE AGREEMENT

On April 30, 2014, Ecrypt Technologies, Inc., a Colorado corporation (the “Registrant”) and Mr. Howard Louie (the “Louie”) rescinded the Advisory Board Agreement and a Warrant Agreement (collectively the “Original Agreement”) entered into by the parties on March 26, 2014.  The rescission was made effective pursuant to a Mutual Rescission and Release Agreement dated April 30, 2014 (the “Rescission Agreement”).   Under the terms of the Rescission Agreement, the Original Agreement was terminated and deemed null and void and neither party has any further rights or legal obligations thereunder, except with respect to certain confidentiality obligations contained in the Original Agreement.  The parties elected to rescind the Original Agreement as they determined that rescission was in their mutual best interest.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECRYPT TECHNOLOGIES, INC.

Date: May 2, 2014

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By:  /S/ Brad Lever

Brad Lever, Chief Executive Officer, Chief Financial Officer, Director

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